Investment Securities - Summary of Gains or Losses on Proceeds from Maturities, Sales and Calls of Available for Sale Securities by Specific Identification Method (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Investments, Debt and Equity Securities [Abstract]
Proceeds from maturities, sales and calls	$ 952,213	$ 575,748	$ 731,902
Gross realized gains	0	2	1,673
Gross realized losses	$ 7,659	$ 0	$ 122